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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 1998


                      Sears Credit Account Master Trust II
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



        Illinois                  0-24776                 Not Applicable
        --------                  -------                 --------------
       (State of                (Commission               (IRS Employer
      Organization)            File Number)             Identification No.)


c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                    19807
----------------------------------------                -----
(Address of principal executive offices)              (Zip Code)


Registrant's Telephone Number, including area code: (302) 888-3176
                                                    --------------


Former name or former address, if changed since last report:  Not Applicable





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                      The Exhibit Index appears on Page 4

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Item 5.           Other Events

    Series 1998-2. On November 9, 1998, $450,000,000 aggregate principal amount of 5.25% Class A Master Trust Certificates, Series 1998-2, $32,000,000 aggregate principal amount of Class B Master Trust Certificates, Series 1998-2, and $48,000,000 aggregate principal amount of Class C Master Trust Certificates, Series 1998-2, of the Sears Credit Account Master Trust II (the "Trust") were issued pursuant to the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended, among SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and The First National Bank of Chicago as Trustee (the "Trustee"), and the Series Supplement dated as of November 9, 1998, among SRFG as Seller, Sears as Servicer and the Trustee.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

Exhibit No.       Description

Exhibit 1.1 Underwriting Agreement among Sears, SRFG and Credit Suisse First Boston Corporation as Representative of the several Underwriters for the Class A Master Trust Certificates, dated May 19, 1998 (incorporated by reference to Exhibit 1.1 of the Trust's Current Report on Form 8-K dated June 2, 1998).

Exhibit 1.2       Pricing Agreement among Sears, SRFG and Credit Suisse
                  First Boston Corporation on behalf of the Underwriters for the Class A Master Trust Certificates, dated October 27, 1998.

Exhibit 4.1 Series 1998-2 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated November 9, 1998, including the forms of Investor Certificates.

Exhibit 4.2 Letter of Representations among SRFG, the Trustee and The Depository Trust Company, dated as of November 9, 1998.

Exhibit 5.1       Opinion of Nancy K. Bellis, Assistant General
                  Counsel--Corporate & Securities and Secretary of Sears, as counsel to SRFG and Sears.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            Sears Credit Account  Master Trust II
                              (Registrant)


                            By:   SRFG, Inc.
                                  (Originator of the Trust)




Date: November 9, 1998           By:   /s/ George F. Slook
                                        ----------------------------
                                           George F. Slook
                                           President and Chief Executive Officer




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                                INDEX TO EXHIBITS

Exhibit No.       Description

Exhibit 1.1 Underwriting Agreement among Sears, SRFG and Credit Suisse First Boston Corporation as Representative of the several Underwriters for the Class A Master Trust Certificates, dated May 19, 1998 (incorporated by reference to Exhibit 1.1 of the Trust's Current Report on Form 8-K dated June 2, 1998).

Exhibit 1.2       Pricing Agreement among Sears, SRFG and Credit Suisse
                  First Boston Corporation on behalf of the Underwriters for the Class A Master Trust Certificates, dated October 27, 1998.

Exhibit 4.1 Series 1998-2 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated November 9, 1998, including the forms of Investor Certificates.

Exhibit 4.2 Letter of Representations among SRFG, the Trustee and The Depository Trust Company, dated as of November 9, 1998.

Exhibit 5.1       Opinion of Nancy K. Bellis, Assistant General
                  Counsel--Corporate & Securities and Secretary of Sears, as counsel to SRFG and Sears.





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